EXHIBIT 10.18


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                                Agency Agreement
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This Agreement is dated for reference July 22, 1999.

BETWEEN

          THE NEPTUNE SOCIETY, INC. of 102 N.E. 2nd Street, Suite #777, Boca Raton, Florida, 33432

                                                                 (the "Company")

AND

          STANDARD SECURITIES CAPITAL CORPORATION, 24 Hazelton Avenue, Toronto, Ontario M5R 2E2

                                                                   (the "Agent")

WHEREAS:

A. The Company wishes to privately sell 1,166,666 common shares at $6.00 USD per share;

B. The Company intends to file with the United States Securities and Exchange Commission a Form S-1 registration statement to register the resale of the Common Shares; and

C. The Company wishes to appoint the Agent to distribute the 1,166,666 common shares and the Agent is willing to accept the appointment on the terms and conditions of this Agreement.

THE PARTIES to this Agreement therefore agree:

DEFINITIONS

1.   In this Agreement:

     (a)  "1933 Act" means the United States Securities Act of 1933, as amended;

     (b) "Closing Dates" means each of the First Closing Date, the Second Closing Date and the Final Closing Date;



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


     (c) "Common Shares" means the 1,166,666 common shares in the capital of the Company to be offered and sold in the Private Placement;

     (d) "Directed Selling Efforts" means "Directed selling efforts" as defined in Rule 902(c) of Regulation S of the 1933 Act;

     (e) "Effective Date" means the first day that the Registration Statement becomes effective to register the resale of the Common Shares;

     (f) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

     (g) "Final Closing Date" means January 31, 2000 or such other date as the Company and the Agent may agree;

     (h) "First Closing Date" means August 6, 1999 or such other date as the Company and the Agent may agree;

     (i) "First Tranche" means a 666,666 of the Common Shares to be purchased by the Subscribers and issued by the Company on the First Closing Date;

     (j) "Initial Filing Date" means the date which is 60 days from the date of the Final Closing Date;

     (k)  "Issue Price" means $6.00 USD per Common Share;

     (l) "Private Placement" means the sale of the Common Shares on the terms and conditions of this Agreement;

     (m)  "Registration Statement" means a Form S-1 under the 1933 Act;

     (n)  "Regulation  S" means  Regulation  S adopted by the SEC under the 1933
          Act;

     (o) "Reset Price" means the average closing bid price of the Company's common shares during the period from the 1st to the 90th day following the Effective Date but in any event will not be less than $3.00 USD per common share;

     (p) "Reset Share" means the common shares of the Company that may be issuable pursuant to the formula as set out in paragraph 13 of this Agreement;

     (q) "Restricted Period" means the one year period commencing on the Closing Date;

     (r)  "SEC" means the United States Securities and Exchange Commission;



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


     (s) "Second Closing Date" means October 31, 1999 or such other date as the Company and the Agent may agree;

     (t) "Second Tranche" means 166,667 of the Common Shares to be purchased by the Subscribers and issued by the Company on the Second Closing Date;

     (u)  "Securities" means the Common Shares and the Reset Shares, if any;

     (v) "Share Certificates" means the certificates of the Company representing the Common Shares to be issued on each of the Closing Dates in the names and denominations reasonably requested by the Agent or the Subscribers;

     (w) "Subscribers" means the purchasers of the Common Shares in the Private Placement;

     (x) "Subscription Agreement" means the agreement to be duly completed and signed by the Purchasers in connection with the sale of the Common Shares;

     (y) "Third Tranche" means 333,333 of the Common Shares to be purchased by the Subscribers and issued by the Company on the Final Closing Date; and,

     (z) "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia; and,

     (aa) "U.S. Person" means "U.S. Person" as that term is defined in Rule 902(o) of Regulation S of the 1933 Act.

APPOINTMENT OF AGENT

2. The Company appoints the Agent as its exclusive agent and the Agent accepts the appointment and agrees to act as the exclusive agent of the Company to use its best efforts to find and introduce to the Company potential investors to purchase the Common Shares at a purchase price of $6.00 USD per common share.

3. The Company will reserve or set aside sufficient shares in its treasury to issue the Common Share and Reset Shares, if any.

AGENT'S FEE

4. The Company shall pay to the Agent a fee of 10% of the gross proceeds of the Private Placement payable by the Company to the Agent as follows:

     (a)  USD $500,000.00 on the Second Closing Date; and,
     (b)  USD $200,000.00 on the Final Closing Date.



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


OFFERING  RESTRICTIONS

5. The Company represents and warrants to, and covenants and agrees with, the Agent as follows:

     (a) Neither the Company nor any of its affiliates, nor any person acting on their behalf, has made or will make:

          i. any offer to sell, or any solicitation of an offer to buy any Securities to a U.S. Person or a person in the United States, or

          ii. any sale of Securities unless, at the time the buy order was or will have been originated, the purchase was outside the United States or the Company, its affiliates, and any person acting on its or their behalf reasonably believed that the purchaser was outside the United States;

     (b) During the period in which the Securities are offered for sale, neither the Company nor any of its affiliates, nor any person acting on its or their behalf has made or will make any Directed Selling
          Efforts in the United States, or has taken or will take any action that would cause the exemptions afforded by Regulation S to be unavailable for offers and sales of the Securities;

     (c) The Company undertakes and agrees that it will refuse to register any transfer of any Securities offered and sold pursuant to this Agreement in reliance upon Regulation S unless such Securities are transferred in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act or pursuant to an available exemption for the registration under the 1933 Act;

     (d) Neither the Company nor any of its predecessors or affiliates has been subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently enjoining such person for failure to comply with Rule 503 of Regulation D concerning the filing of a notice of sales on Form D;

     (e) Neither the Company, any of its affiliates nor any person acting on its or their behalf have engaged or will engage in any form of general solicitation or general advertising (as the terms are used in Regulation D under the 1933 Act) with respect to offers or sales of the Securities in the United States, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;



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


     (f) The Company is not an "investment company" within the meaning of the United States Investment Company Act of 1940; and

     (g) Except with respect to the offer and sale of the Securities offered hereby, the Company has not, since January 1, 1999, sold, offered for sale or solicited an offer to buy any of its securities in the United States or to a U. S Person in a transaction which, if integrated with this offering of Securities, would result in a violation of this registration requirement of applicable U.S. securities laws.

6. The Agent represents and warrants to, and covenants and agrees with, the Company as follows:

     (a) The Agent acknowledges that the Securities have not been registered under the 1933 Act and that such securities are being offered and sold outside the United States in reliance upon Rule 903 of Regulation S or in reliance upon an exemption from registration provided under Rule 506 or Regulation D under the 1933 Act;

     (b) Neither the Agent nor any of its affiliates nor any person acting on the Agent's behalf or on behalf of any of their affiliates has made or will make:

          i. any offer to sell or any solicitation of an offer to buy, any Securities to any U.S. Person or person in the United States, or any sale of Securities to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States, or such Agent, affiliate or person acting on behalf of either reasonably believed that such purchaser was outside the United States;

          ii. any Directed Selling Efforts in the United States with respect to the Securities; or,

          iii. any offer to sell or any solicitation of an offer to buy, by any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act, any of the Securities;

     (c) At or prior to confirmation of sale of the Securities, the Agent will send to each distributor (as defined in Regulation S) , dealer or person receiving a selling concession, fee or other remuneration that purchases Securities during the Restricted Period a confirmation or notice to substantially the following effect:

               "The Securities have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of



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


               a U.S.  persons (i) as part of their  distribution at any time or
               (ii) otherwise until one year after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A, if available) under the Securities Act. Terms used herein have the meaning given to them in Regulation S."

     (d) The Agent agrees that neither it nor any of its affiliates will engage in any hedging transactions with respect to the Securities during the Restricted Period.

7. The Company and the Agent agree that the Common Shares offered will be issued in three tranches with the First Tranche to be issued on the First Closing Date, the Second Tranche to be issued on the Second Closing Date; and the Third Tranche to be issued on the Final Closing Date.

REGISTRATION PROVISION

8. The Company shall use its best efforts to file on or before the Initial Filing Date, a Registration Statement with the SEC to register the resale of the Common Shares without restriction, except that, the selling shareholders must provide a buyer with the prospectus contained within the Registration Statement.

9. The Company shall use its best efforts to cause the Registration Statement to be effective as soon as possible from the Initial Filing Date, but in any event within 120 days for the Initial Filing Date.

10. The Company shall provide the Subscribers a copy or copies of the prospectus, as reasonably requested, or to the Agent on behalf of the Subscribers, at the sole expense of the Company

11. The Company shall file amendments to the Registration Statement with the SEC that may be required from time to time to maintain the effectiveness of the Registration Statement from the Effective Date to and including January 31, 2001 or such earlier date when the Company receives written notice from the Agent that all of the Common Shares have been sold.

RESALE RESTRICTIONS

12. The Agent further acknowledges and agrees that the Securities may also be subject to resale restrictions in jurisdictions outside of the United State and Canada of which the Company makes no representations or promises to qualify the Common Shares and/or the Reset Shares, if any, for sale or resale in or from such jurisdictions.



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


13. The Agent acknowledges and agrees that the Share Certificates and the certificates representing the Reset Shares, if any, will bear a legend in substantially the following form:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

RESET RIGHTS

14. The Issue Price will be subject to reset which may result in the Company issuing additional shares to the Subscribers according to the following formula:


1,166,666 Common Shares x [(Issue Price x 125%) - Reset Price] = Total Reset Shares
-------------------------------------------------------------
                 Reset Price


15. If the Total Reset Shares as calculated using the formula above is negative, it shall be deemed to be zero.

16. The Company will issue the Reset Shares, if any, to the Agent on or before the 120th day following the Effective Date be delivery of share certificates of the Company in the name and denominations reasonably specified by the Agent in writing to the Company. Such notice must be received by the Company on or before the 100th day following the Effective Date.

CLOSING AND CLOSING DOCUMENTS

17. The Closing will take place at 1:00 p.m. (Toronto time) on each of the Closing Dates.

18. If the Company has satisfied all of its obligations under this Agreement, the Agent will, on the Closing, pay the Proceeds to the Company against delivery of the Share Certificates.



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


REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE AGENT

19.  The Agent covenants with the Company that it will:

     (a) not solicit offers to purchase or sell the Common Shares so as to require registration thereof or filing of a prospectus with respect thereto under, or as to knowingly breach in any material respect, the laws of any jurisdiction including, without limitation, the United States of America, or any state there of, Canada or the United Kingdom, and not solicit offers to purchase or sell the Common Shares in any jurisdiction outside of the USA where the solicitation or sale of the Common Shares would result in any ongoing disclosure requirements in such jurisdiction, or any registration requirements in such jurisdiction, except for the filing of a notice or report of solicitation or sale, or where the Company may be subject to liability in connection with the sale of the Common Shares which is materially more onerous than its liability under the 1933 Act;

     (b) obtain from each Purchaser an executed Subscription Agreement in a form reasonably acceptable to the Company and to the Agent relating to the transaction herein contemplated, together with all documentation as may be necessary in connection with the subscription for the Common Shares; and

     (c) refrain from advertising the Offering in printed media of general and regular paid circulation, radio or television.

20. The Agent represents and warrants to the Company that:

     (a) it is a valid and subsisting entity under the laws of the Province of Ontario;

     (b) it is a securities dealer registered under the Ontario Securities Act; and

     (c) it will only effect sales under the offering to persons outside the United States of America and outside of Canada, and in jurisdiction where the Securities may be lawfully offered and sold.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

21. The Company hereby represents, warrants and covenants to and with the Agent that:

     (a) the Company and each of the subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated , continued or amalgamated;



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


     (b) the Company and each of the subsidiaries is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and, except for Neptune Management Corp's funeral establishment licenses and Heritage Alternatives Inc. crematory license which are pending transfer from their previous owners by the State of California, the Company and each of the subsidiaries is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated and all such licences, registrations and qualifications are valid and subsisting and in good standing, except in respect of matters which do not and will not result in any material adverse change to the business, business prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole;

     (c) the Company legally and beneficially owns, directly or indirectly, all of the issued and outstanding shares in the capital of each of its subsidiaries and in each case, except for the pledge of the shares of Neptune Management Corp., Heritage Alternatives Inc. and Neptune Pre-need Plan Inc. under the terms and condition of a Purchase Agreement dated for reference March 26, 1999, such shares are free and clear of all mortgages, liens, charges, pledges, security interest, encumbrances, claims or demand of any kind whatsoever. All of such shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or absolute or any right capable of becoming a right, agreement or option, for the purchase from the Company or any of its subsidiaries an interest in any such shares or for the issue or allotment of any unissued shares in the capital of any of its subsidiaries or any other security convertible into or exchangeable or excisable for any such shares;

     (d) the authorized capital of the Company is 50,000,000 common shares and the issued capital of the Company is 12,000,000 common shares, and except for options to purchase commons shares currently outstanding to employees of the Company and its subsidiaries, no person has any right, agreement or option, present or future, contingent or absolute or any right capable of becoming a rights, agreement or option, for the issue or allotment of any unissued shares in the capital of the Company or any other security convertible into or exchangeable or exercisable for any such shares or to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding common shares;

     (e) there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Company or any of the subsidiaries that has not been publicly disclosed;



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


     (f) there has not been any material change in the capital stock or long-term debt of the Company or any of the subsidiaries that has not been publicly disclosed;

     (g) there has not been any material change in the business, business prospects, condition (financial or otherwise) or results of the operations of the Company or any of the subsidiaries that has not been publicly disclosed;

     (h) the Company and each of the subsidiaries have carried on business in the ordinary course;

     (i) the audited combined financial statements for the year ended December 31, 1998 and the unaudited financial statement for any subsequent period in respect of which such statements have been delivered by the Company to its security holders prior to the Closing Date present fairly the financial condition of the Company and its subsidiaries for the period then ended;

     (j) the Company has complied and will come fully with the requirements of all applicable corporate and securities laws, including without limitation, the 1933 Act in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

     (k) neither the Company nor any of its subsidiaries is in breach or violation of or default under (and no event has occurred and is continuing which with the giving of notice or lapse of time or both would constitute an event of default under), and neither the execution and delivery by the Company of this Agreement or the Subscription
          Agreements, nor the consummation of the transactions contemplated hereby or thereby nor the due observance and performance by the Company of its covenants or in breach or violation of, or constitutes or will constitute a default (or any event which with the giving of notice or lapse of time or both would constitute an event of default) under, any of the terms or provisions of the constating documents resolutions of the directors or shareholders of the Company or any of its subsidiaries, or any of the terms or provisions of any agreement or instrument of which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their respective properties or assets are subject, the effect of any of which breaches, violations, conflicts or defaults, singularly or in the aggregate, might materially adversely affect the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, or would impair the ability of the Company to consummate the transactions contemplated hereby or to duly observe and perform any of its covenants or obligations contained herein or in the Subscription Agreements;

     (l) except as disclosed in Schedule "A" to this Agreement, the Company nor its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and no such actions, suits or proceeding have been threatened or, to the best of the knowledge of the Company are contemplated;

     (l) this Agreement has been authorized by all necessary corporate action on the part of the Company; and

     (m) the Company shall deliver to the Agent and the Subscriber on the first Closing Date a legal opinion in a form satisfactory to the Agent and the Company.

EXPENSES OF AGENT

22. The Company will pay all of the expenses of the Private Placement and the Registration Statement and all the expenses reasonably incurred by the Agent in connection with the Private Placement and the Registration
     Statement including, without limitation, the fees and expenses of the solicitors for the Agent.

23. The Agent, may from time to time, render accounts for its expenses incurred in connection with the Private Placement to the Company for payment on or before the dates set out in such accounts.

24. The Company authorizes the Agent to deduct its reasonable expenses in connection with the Private Placement from the proceeds of the Private Placement, including expenses for which an account has not yet been rendered.

INDEMNITY

25. The Company will indemnify the Agent, its affiliates and its officers, directors, employees and agents and save them harmless against all losses, claims, damages, or liabilities:

     (a) existing (or alleged to exist) by reason of an untrue statement contained in the Registration Statement, Subscription Agreement or other written or oral representation made by the Company to an investor or potential investor in connection with the Private Placement or by reason of the omission to state any fact necessary to make the statement not misleading (except for information and statement referring solely to the Agent);

     (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or omission exists (except information and statement referring solely to the Agent), that trading in or distribution of the Securities is to cease;



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


     (c)  resulting   from  the  Company's   failure  to  obtain  the  requisite
          regulatory approval to the Private Placement or to the Registration Statement;

     (d) resulting form the breach by the Company of any of the terms of this Agreement;

     (e) resulting from any representation or warranty made by the Company herein not being true or ceasing to be true;

     (f) if the Company fails to issue and deliver the certificates for the Securities in the form and denominations satisfactory to the agent at the time and place required by the Agent with the result that the completion of a sale of the Common Shares does not take place; or

     (g) if, following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale, unless that determination arises out an act or omission of the Agent.

26. If any action or claim is brought against the Agent in respect of which indemnity may be sought from the Company pursuant to this Agreement, the Agent will promptly notify the Company in writing.

27. The Company will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

28. The Agent will have the right to employ separate counsel, and the Company will pay the fees and expenses of such counsel.

NOTICE

29. Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or an another address designated by either party in writing.

30. If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

31. If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

TIME

32.  Time is of the essence of this Agreement.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

33. The representations, warranties, covenants of the Company contained n this Agreement will survive the closing of the purchase and sale of the Securities.

ENUREMENT

34. This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

HEADINGS

35. The headings in this Agreement are for convenience or reference only and do not affect the interpretation of this Agreement.

COUNTERPARTS

36. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference dated given above.

GOVERNING LAW

37. This Agreement shall be construed with, and the rights of the parties shall be governed by, the laws of the Province of Ontario, and each of the parties irrevocably attorns to the jurisdictions of the court of Ontario.


This document was executed and delivered as of the date given above.

THE NEPTUNE SOCIETY, INC.

Per: /s/ Suzanne L. Wood
     -------------------------------------------
     Suzanne Wood, President and Director

STANDARD SECURITIES CAPITAL CORPORATION

Per: /s/ [Illegible]
     -------------------------------------------
     Authorized Signatory

                                   Schedule A
             Agency Agreement between The Neptune Society, Inc. and
       Standard Securities Capital Corp. dated for reference July 22, 1999



                    Listing of Actions, Suits or Proceedings


Actions/Claims

Case No.  BC201045  Filed  November 19, 1998 between Karen  Vogtpowell and Kenna
Figueroa  v.  Neptune-Los  Angeles,   Ltd.,  Neptune-San  Pedro  Ltd.,  Heritage
Alternatives, Ltd. Emanuel Weintraub

Case No. BC202774 File December 22, 1998 between Neptune Society of Orange County, Neptune Society of Fresno, Neptune Society of Central California v. Neptune Management Corporation, A California Corporation; Neptune Society of Los Angeles, Ltd., A California Ltd. Partnership, Emanuel Weintraub, Larry Miller

Case No. 233025-R4 File January 23, 1997 between The People of the State of California v. Neptune Society of Los Angeles, Ltd., Neptune Society of Los Angeles, San Pedro, Neptune Society of Los Angeles, Burbank, Neptune Society of Santa Barbara, Heritage Crematorium, Heritage Alternatives, Inc. and Does 1 through 10 inclusive


Pending Actions/Claims

Neptune Society of Los Angeles - Joreen Long claimant, Gaylord Long decedent, DOD June 15, 1999, Insurer: Evanston Insurance